BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated June 5, 2012

to the Prospectus dated May 1, 2012

Effective immediately, the following changes are made to the Funds’ Prospectus:

The sections in the Prospectus captioned “Fund Overview — Key Facts about BlackRock Large Cap Core V.I. Fund — Portfolio Managers,” “Fund Overview — Key Facts about BlackRock Large Cap Growth V.I. Fund — Portfolio Managers” and “Fund Overview — Key Facts about BlackRock Large Cap Value V.I. Fund — Portfolio Managers” are each deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Chris Leavy, CFA	2012	Managing Director of BlackRock, Inc. and Chief Investment Officer of Fundamental Equity (Americas)
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

The sections in the Prospectus captioned “Details about the Fund — How the Fund Invests — About the Portfolio Management of the Fund” with respect to each Fund are each deleted in their entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. Chris Leavy, CFA and Peter Stournaras, CFA are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information — BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund and BlackRock Large Cap Value V.I. Fund” is deleted in its entirety and replaced with the following:

Each Fund is managed by Chris Leavy, CFA and Peter Stournaras, CFA who are jointly and primarily responsible for the day-to-day management of each Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Chris Leavy, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2012	Managing Director of BlackRock, Inc. and Chief Investment Officer of Fundamental Equity (Americas) since 2010; Oppenheimer Funds from 2000 to 2010 (Chief Investment Officer, Equities (2009-2010), Head of Equities (2007-2009), Head of Value Equity Group (2000-2006) and portfolio manager (2000-2008)).
Peter Stournaras, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2010	Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.

Shareholders should retain this Supplement for future reference.

PRO-VAR-LCVI-0612SUP